Fixed assets, net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Fixed assets, net

9. Fixed assets, net

Fixed assets consist of the following:

	At December 31,
	2022	2021
	(in Euros)
Software (ERP Implementation)	€87,800	€-
Computer	31,307	24,869
Furniture and fixtures	4,676	5,010
Total fixed assets	123,783	29,879
Less: accumulated depreciation	(12,144)	(6,789)
Fixed assets, net	€111,639	€23,090

Fixed assets consist of software, computers and furniture and fixtures of our office space in Milan, Italy. There were no significant disposals, nor significant impairments during the periods. Depreciation has been calculated by taking into consideration the use, purpose and financial-technical duration of the assets, based on their estimated economic lives. No significant purchases occurred during the 12 months ended December 31, 2022.

Depreciation expense for the years ended December 31, 2022, and 2021 were €6,140 and €4,889, respectively.